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                          VANGUARD PREFERRED STOCK FUND

               SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 29, 1999

On December 14, 1999, the Fund filed documents with the Securities and Exchange Commission (SEC), describing a change to its investment objective. The change is expected to become effective on February 28, 2000.
     Since its inception, the Fund's objective has been to provide the maximum dividend income that qualifies for the federal intercorporate dividends-received deduction (usually referred to as "DRD"). In today's marketplace, however, not much new preferred stock is DRD-eligible. As a result, the Fund's Board of Trustees has decided to broaden the Fund's objective, so that there is greater flexibility to invest in preferred stock that is NOT DRD-eligible.
     As revised, the objective will be to provide high current income with a SIGNIFICANT PORTION of income that is DRD-eligible. under this new objective, the fund may be suitable for both corporate investors and individual investors.

(C) 1999 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                   PS38N-12/21/1999